UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material under Sec. 240.14a-12

PHAZAR CORP

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS IS YOUR FINAL NOTICE TO TAKE ACTION ON AN IMPORTANT MATTER CONCERNING YOUR INVESTMENT IN PHAZAR CORP.

PLEASE ACT TODAY!

  PHAZAR CORP

July 9, 2013

Dear Stockholder:

Please see the enclosed press release that PHAZAR CORP (“PHAZAR” or the “Company”) issued on July 8, 2013, announcing that leading independent proxy advisory firms ISS Proxy Advisory Services and Glass, Lewis & Co., LLC have both recommended that PHAZAR stockholders vote “FOR” adoption of the Agreement and Plan of Merger, dated March 13, 2013 (the “Merger Agreement”), by and among PHAZAR, QAR Industries, Inc. and Antenna Products Acquisition Corp.  The Merger Agreement is being submitted to a vote at a special meeting of PHAZAR stockholders to be held on July 16, 2013.  As stated in the Company’s proxy materials previously sent to you, the Board of Directors of the Company, acting through its independent members, also recommends that you vote “FOR” adoption of the Merger Agreement.

Our records indicate that we have not yet received your vote. Please note that because the Merger Agreement must be adopted by the holders of a majority of all outstanding shares of the Company’s common stock (and not just shares actually voted), the effect of not voting is the same as voting against adoption of the Merger Agreement. With the special meeting date of July 16, 2013 fast approaching, we urge you to give this matter your immediate attention and take a few moments to vote your shares today, either by telephone or Internet. Instructions for telephone and Internet voting are contained in the enclosed voting instruction form.

If you have any questions or need any assistance voting your shares, please call Georgeson, Inc., the Company’s proxy solicitor, toll-free at 1-800-790-6795.  Thank you for your prompt attention to this very important matter.

Very Truly Yours,

/s/ Gary W. Havener
Gary W. Havener
Chairman of the Board

PHAZAR CORP	PHAZAR CORP 101 S.E. 25th Avenue Mineral Wells, Texas 76067 www.phazar.com
FOR IMMEDIATE RELEASE	NASDAQ: ANTP

Leading Independent Proxy Advisory Firms ISS and Glass, Lewis & Co.
Recommend Vote “FOR” PHAZAR CORP Merger

MINERAL WELLS, Texas (July 8, 2013) PHAZAR CORP (NASDAQ: ANTP) (“PHAZAR” or the “Company”) today announced that leading independent proxy advisory firms ISS Proxy Advisory Services and Glass, Lewis & Co., LLC have both recommended that PHAZAR stockholders vote “FOR” adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated March 13, 2013, by and among PHAZAR, QAR Industries, Inc. (“Parent”) and Antenna Products Acquisition Corp., a wholly owned subsidiary of Parent (“Merger Sub”).  The Merger Agreement provides for the merger of Merger Sub with and into PHAZAR, with PHAZAR surviving the merger as a private company wholly owned by Parent.  The Merger Agreement is being submitted to a vote at a special meeting of PHAZAR stockholders to be held on July 16, 2013.

Gary W. Havener, Chairman of the Board of Directors of PHAZAR, stated: “We are pleased by the recommendations of these two firms, which we believe further validate the position of our independent directors that the merger is in the best interests of PHAZAR and its unaffiliated stockholders.”

Neither of these recommendations was solicited by PHAZAR, Parent or Merger Sub or any of their respective affiliates and no fees were paid to these firms by PHAZAR, Parent or Merger Sub or any of their respective affiliates.

As previously stated by the Company in its proxy materials, the ramifications of failing to adopt the Merger Agreement and complete the merger include:

-	Stockholders losing the certainty provided by the Merger Agreement of receiving a fixed amount of cash consideration for their shares of $1.25 per share;

-
The likely de-registration of PHAZAR as a public company and the de-listing of its stock from NASDAQ in order to reduce operating costs, which the Company expects would have a significant and adverse effect on the liquidity of its stock; and

-
The possibility, if its operating losses continue, that the Company will be unable to meet its obligations as they come due and be forced to file for bankruptcy.  These obligations include the $500,000 loan from Parent secured by the Company’s real estate assets, which will become due and payable on July 31, 2013.  It is unlikely that the Company will have sufficient cash to repay the loan when it comes due.

CONSUMMATION OF THE MERGER REQUIRES ADOPTION OF THE MERGER AGREEMENT BY THE HOLDERS OF A MAJORITY OF ALL OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK (AND NOT JUST SHARES ACTUALLY VOTED).  THEREFORE, A NON-VOTE IS THE SAME AS A VOTE AGAINST THE MERGER AGREEMENT.  ALL STOCKHOLDERS ARE URGED TO FOLLOW THE RECOMMENDATION OF THE INDEPENDENT DIRECTORS, ISS AND GLASS LEWIS AND VOTE “FOR” ADOPTION OF THE MERGER AGREEMENT, AS SOON AS POSSIBLE.

PHAZAR encourages all stockholders who have not done so already to vote their shares today by calling Georgeson Inc., PHAZAR’s proxy solicitor, toll free at 1-800-790-6795. Stockholders can also vote via the internet by following the instructions on their proxy card.  Each stockholder’s vote is important, regardless of the number of shares owned. PHAZAR’s Board of Directors, acting through its independent members, recommends that stockholders vote “FOR” adoption of the Merger Agreement.

Stockholders who need assistance in voting their shares or who have questions regarding the special meeting may contact Georgeson, Inc. at 1-800-790-6795 or Kathy Kindle at PHAZAR 940-325-3301 ext. 245.

About PHAZAR CORP

PHAZAR CORP designs, manufactures and markets antennas, towers, support structures, masts and communication accessories worldwide. Product information is available at www.antennaproducts.com and www.phazar.com.

Forward-Looking Statements

This press release contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performances and underlying assumptions and other statements, which are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitation, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs or projections will result, or be achieved, or accomplished.  These forward-looking statements speak only as of the date made, and the Company assumes no obligation to update such statements.

Important Additional Information

In connection with the proposed transaction contemplated by the Merger Agreement, PHAZAR has filed with the SEC a definitive proxy statement on Schedule 14A on June 4, 2013. The definitive proxy statement was sent to the stockholders of PHAZAR on or about June 7, 2013.  Investors and security holders of PHAZAR are urged to read the proxy statement and any other relevant documents filed with the SEC because they contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the proxy statement and other documents filed with the SEC by PHAZAR at the SEC’s website at www.sec.gov, or from PHAZAR, by accessing PHAZAR’s website, at www.phazarcorp.com, or by calling Kathy Kindle at 940-325-3301 ext. 245.

PHAZAR and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction described in this release. Information regarding those persons and their interests in the proposed transaction is contained in PHAZAR’s definitive proxy statement for the special meeting.

PHAZAR CORP
101 SE 25th Avenue
Mineral Wells, Texas 76067
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PHAZAR CORP FOR THE SPECIAL MEETING ON JULY 16, 2013
The undersigned hereby constitutes and appoints Gary W. Havener  and James Kenney his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of PHAZAR CORP held of record by the undersigned on June 3, 2013, at the Special Meeting of Stockholders to be held at 10:00 a.m. CDT at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas, on July 16, 2013, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified herein, as more fully described in the notice of the meeting dated June 4, 2013 and the proxy statement accompanying such notice.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, EXCEPT AS SET FORTH BELOW, THIS PROXY WILL BE VOTED (I) FOR THE APPROVAL OF THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 13, 2013, BY AND AMONG PHAZAR CORP, QAR INDUSTRIES, INC., A TEXAS CORPORATION, AND ANTENNA PRODUCTS ACQUISITION CORP., A DELAWARE CORPORATION AND WHOLLY-OWNED SUBSIDIARY OF QAR INDUSTRIES, INC., PURSUANT TO WHICH ANTENNA PRODUCTS ACQUISITION CORP. WILL MERGE INTO PHAZAR CORP WITH PHAZAR CORP SURVIVING AS A PRIVATE COMPANY WHOLLY-OWNED BY QAR INDUSTRIES, INC. AND (II) FOR THE APPROVAL OF A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR TIME, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.  IN ADDITION, THIS PROXY MAY BE VOTED  IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING.  THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO PROPERLY COME BEFORE THE SPECIAL MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT, YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

VOTE BY INTERNET: www.investorvote.com/ANTP	VOTE BY MAIL

VOTE BY PHONE: 1-800-652-VOTE (8683)
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PHAZAR CORP, Proxy Services, c/o Computershare Investor Services, P O Box 43101, Providence RI.  02940-5067

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PHAZAR CORP
Vote on Proposals					For	Against	Abstain

Proposal 1 — Approval of the adoption of the Agreement and Plan of Merger, dated as of March 13, 2013, by and among PHAZAR CORP, QAR Industries, Inc., a Texas corporation, and Antenna Products Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of QAR Industries, Inc., pursuant to which Antenna Products Acquisition Corp. will merge with and into PHAZAR CORP with PHAZAR CORP surviving as a private company wholly-owned by QAR Industries, Inc.

Proposal 2 — Approval of a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.
					☐ ☐	☐ ☐	☐ ☐

Note:  Please mark, date and sign this proxy card and return it. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

Signature	Date			Signature (Joint Owners)	Date